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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): June 18, 2008


                            INGEN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

            Georgia                  000-28704               88-0429044
            -------                 -----------              ----------
(State or other jurisdiction of     (Commission           (I.R.S. Employer
 incorporation or organization)     File Number)        Identification Number)

35193 Avenue "A", Suite-C, Yucaipa, California                 92399
----------------------------------------------                 -----
  (Address of principal executive offices)                  (Zip Code)

                                (800) 259-9622
                                --------------
             (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit
Report or Completed Interim Review

Mr. Scott R. Sand, the Chief Executive Officer of Ingen Technologies, Inc., a Georgia corporation, concluded on June 18, 2008 that the registrant's financial statements for the year ended May 31, 2006 and May 31, 2007 included as part of the registrant's Form 10-KSB for the year ended May 31, 2007 and the registrant's financial statements included as part of the registrant's interim reports on Form 10-QSB for periods ending August 31, 2006, November 30, 2006, February 28, 2007, August 31, 2007 and November 30, 2007 should no longer be relied upon because of one or more errors in such financial statements.

The registrant will included restatements of its May 31, 2006, May 31, 2007, August 31, 2006, November 30, 2006, February 28, 2007, August 31, 2007 and November 30, 2007 financial statements as part of the registrant's Form 10-K for the year ended May 31, 2008 that is due to be filed August 29, 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  July 28, 2008                   INGEN TECHNOLOGIES, INC.


                                    By: /s/ Scott R. Sand
                                        -------------------------------------
                                        Scott R. Sand,
                                        Chief Executive Officer